SunAmerica Style Select Series, Inc.
Supplement to the Statement of Additional Information dated
February 28, 2001



On May 30, 2001, the Board of Directors of SunAmerica Style Select Series, Inc., approved certain changes to the Value Portfolio. Effective June 1, 2001, Neuberger Berman, LLC ("Neuberger Berman") will no longer serve as an adviser for a portion of the assets of the Value Portfolio. Robert Fleming, Inc., pursuant to its Subadvisory Agreement with SunAmerica, will assume subadvisory responsibilities for the component. All references to Neuberger Berman with respect to the Value Portfolio on pages B-49 and B-50 of the Statement of Additional Information are no longer applicable.


Dated:  June 1, 2001

1
G:\STYLE\STICKER\2001\Fleming.WPD